Exhibit 99.3

KBS SOR BVI HOLDINGS LTD
Interim Pro Forma Consolidated Financial Statements
September 30, 2015 (Unaudited)

1

KBS SOR BVI HOLDINGS LTD
Interim Pro Forma Consolidated Financial Statements
As of September 30, 2015
U.S. Dollars in Thousands

Interim Pro Forma Consolidated Financial Statements
Interim Pro Forma Consolidated Statements of Financial Position	2
Interim Pro Forma Consolidated Statements of Operations	3
Interim Pro Forma Consolidated Statements of Comprehensive Income (Loss)	4
Interim Pro Forma Consolidated Statements of Equity	5
Interim Pro Forma Consolidated Statements of Cash Flows	7
Condensed Notes to Interim Pro Forma Consolidated Financial Statements	8

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(US $ thousands)

	September 30, 2015	September 30, 2014	December 31, 2014
	Unaudited		Audited
Current assets
Cash and cash equivalents	$18,256	$15,344	$17,276
Rents and other receivables, net	1,649	1,669	1,519
Prepaid expenses and other assets	5,815	1,608	1,011
Restricted cash	5,987	2,372	2,242
	31,707	20,993	22,048

Non-current assets
Investment properties	1,295,017	1,244,260	1,251,670
Investment in joint venture	135,370	94,444	96,068
Real estate loan receivable, net	27,850	27,216	27,422
Available for sale financial asset	5,305	7,484	5,305
	1,463,542	1,373,404	1,380,465
Total assets	$1,495,249	$1,394,397	$1,402,513

Current Liabilities
Notes and bond payable, net	$12,437	$1,834	$2,005
Accounts payable and accrued liabilities	21,406	16,757	18,196
Other liabilities	8,684	4,231	4,205
	42,527	22,822	24,406
Long-Term Liabilities
Notes and bond payable, net	534,301	512,649	522,057
Rental security deposits	5,352	4,642	4,987
	539,653	517,291	527,044
Total liabilities	582,180	540,113	551,450

Equity
Owner's net equity	805,626	740,034	740,885
Non-controlling interests	107,443	114,250	110,178
Total equity	913,069	854,284	851,063
Total liabilities and equity	$1,495,249	$1,394,397	$1,402,513

See accompanying notes to interim pro forma consolidated financial statements.

January 31, 2016	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith Hall
Date of approval of	Waldvogel, Jeffrey	McMillan, Peter the third	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(US $ thousands)

	Nine Months Ended September 30,		Three Months Ended September 30,		Year Ended December 31,
	2015	2014	2015	2014	2014
	Unaudited				Audited
Revenues and other income:
Rental income	$65,713	$60,919	$22,143	$21,165	$82,345
Tenant reimbursements	13,991	12,029	4,940	4,404	16,273
Interest income from real estate loans receivable	1,968	2,377	—	948	3,366
Other operating income	2,495	2,131	881	741	2,833
Total revenues and other income	84,167	77,456	27,964	27,258	104,817

Expenses:
Operating, maintenance, and management fees	(27,855)	(26,291)	(9,930)	(8,992)	(35,964)
Real estate taxes and insurance	(11,439)	(10,334)	(3,940)	(3,393)	(14,194)
Total expenses	(39,294)	(36,625)	(13,870)	(12,385)	(50,158)
Gross profit	44,873	40,831	14,094	14,873	54,659

Asset management fees to affiliate	(6,242)	(5,567)	(2,112)	(2,049)	(7,648)
Leasing cost	(4,838)	(5,025)	(2,516)	(2,199)	(6,736)
Fair value adjustment of investment properties,net	46,423	22,542	45,851	24,853	14,312
Equity in income of unconsolidated joint venture	36,541	27,204	34,564	28,480	28,228
General and administrative expenses	(437)	(349)	(107)	(107)	(450)
Operating profit	116,320	79,636	89,774	63,851	82,365
Finance income	21	11	7	10	18
Finance expenses	(11,292)	(11,805)	(3,524)	(3,777)	(15,598)
Net income	$105,049	$67,842	$86,257	$60,084	$66,785

Net income attributable to owner	$102,564	$63,953	$82,622	$59,008	$67,117
Net income (loss) attributable to non-controlling interests	2,485	3,889	3,635	1,076	(332)
Net income	$105,049	$67,842	$86,257	$60,084	$66,785

See accompanying notes to interim pro forma consolidated financial statements.

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(US $ thousands)

	Nine Months Ended September 30,		Three Months Ended September 30,		Year Ended December 31,
	2015	2014	2015	2014	2014
	Unaudited				Audited
Net income	$105,049	$67,842	$86,257	$60,084	$66,785
Other comprehensive income:
Unrealized gain on real estate securities	—	9	—	—	9
Total other comprehensive income	—	9	—	—	9
Total comprehensive income	$105,049	$67,851	$86,257	$60,084	$66,794

Total comprehensive income attributable to owner	$102,564	$63,962	$82,622	$59,008	$67,126
Total comprehensive (loss) income attributable to non-controlling interests	2,485	3,889	3,635	1,076	(332)
Total comprehensive income	$105,049	$67,851	$86,257	$60,084	$66,794

See accompanying notes to interim pro forma consolidated financial statements.

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF EQUITY
(US $ thousands)

	Owner Contributions (Distributions)	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Owner’s Net Equity	Non-controlling Interests	Total Equity
	Unaudited
Balance at December 31, 2014 (audited)	$461,522	$279,363	$—	$740,885	$110,178	$851,063
Net income	—	102,564	—	102,564	2,485	105,049
Other comprehensive income	—	—	—	—	—	—
Total comprehensive income	—	102,564	—	102,564	2,485	105,049
Distributions to Owner	(76,719)	—	—	(76,719)	—	(76,719)
Contributions from Owner	38,896	—	—	38,896	—	38,896
Non-controlling interests contributions	—	—	—	—	751	751
Distributions to non-controlling interests	—	—	—	—	(5,971)	(5,971)
Balance at September 30, 2015	$423,699	$381,927	$—	$805,626	$107,443	$913,069

	Owner Contributions (Distributions)	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Owner’s Net Equity	Non-controlling Interests	Total Equity
	Unaudited
Balance at December 31, 2013 (audited)	$454,718	$212,246	$(9)	$666,955	$108,081	$775,036
Net income	—	63,953	—	63,953	3,889	67,842
Other comprehensive income	—	—	9	9	—	9
Total comprehensive income	—	63,953	9	63,962	3,889	67,851
Distributions to Owner	(147,562)	—	—	(147,562)	—	(147,562)
Contributions from Owner	156,679	—	—	156,679	—	156,679
Non-controlling interests contributions	—	—	—	—	2,437	2,437
Distributions to non-controlling interests	—	—	—	—	(157)	(157)
Balance at September 30, 2014	$463,835	$276,199	$—	$740,034	$114,250	$854,284

	Owner Contributions (Distributions)	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Owner’s Net Equity	Non-controlling Interests	Total Equity
	Unaudited
Balance at June 30, 2015	$449,716	$299,305	$—	$749,021	$105,347	$854,368
Net income	—	82,622	—	82,622	3,635	86,257
Other comprehensive income	—	—	—	—	—	—
Total comprehensive income	—	82,622	—	82,622	3,635	86,257
Distributions to Owner	(36,188)	—	—	(36,188)	—	(36,188)
Contributions from Owner	10,171	—	—	10,171	—	10,171
Non-controlling interests contributions	—	—	—	—	391	391
Distributions to non-controlling interests	—	—	—	—	(1,930)	(1,930)
Balance at September 30, 2015	$423,699	$381,927	$—	$805,626	$107,443	$913,069

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF EQUITY
(US $ thousands)

	Owner Contributions (Distributions)	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Owner’s Net Equity	Non-controlling Interests	Total Equity
	Unaudited
Balance at June 30, 2014	$462,875	$217,191	$—	$680,066	$112,244	$792,310
Net income	—	59,008	—	59,008	1,076	60,084
Other comprehensive income	—	—	—	—	—	—
Total comprehensive income	—	59,008	—	59,008	1,076	60,084
Distributions to Owner	(21,738)	—	—	(21,738)	—	(21,738)
Contributions from Owner	22,698	—	—	22,698	—	22,698
Non-controlling interests contributions	—	—	—	—	930	930
Distributions to non-controlling interests	—	—	—	—	—	—
Balance at September 30, 2014	$463,835	$276,199	$—	$740,034	$114,250	$854,284

	Owner Contributions (Distributions)	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Owner’s Net Equity	Non-controlling Interests	Total Equity
	Audited
Balance at December 31, 2013	$454,718	$212,246	$(9)	$666,955	$108,081	$775,036
Net income (loss)	—	67,117	—	67,117	(332)	66,785
Other comprehensive income	—	—	9	9	—	9
Total comprehensive income (loss)	—	67,117	9	67,126	(332)	66,794
Distributions to Owner	(165,520)	—	—	(165,520)	—	(165,520)
Contributions from Owner	172,324	—	—	172,324	—	172,324
Non-controlling interests contributions	—	—	—	—	2,586	2,586
Distributions to non-controlling interests	—	—	—	—	(157)	(157)
Balance at December 31, 2014	$461,522	$279,363	$—	$740,885	$110,178	$851,063

See accompanying notes to interim pro forma consolidated financial statements.

KBS SOR BVI HOLDINGS LTD
INTERIM PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
(US $ thousands)

	Nine Months Ended September 30,		Three Months Ended September 30,		For the Year Ended December 31,
	2015	2014	2015	2014	2014
Cash Flows from Operating Activities:
Net income	$105,049	$67,842	$86,257	$60,084	$66,785
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of unconsolidated joint venture	(36,541)	(27,204)	(34,564)	(26,853)	(28,228)
Fair value adjustment on investment properties, net	(46,423)	(22,542)	(45,851)	(24,853)	(14,312)
Deferred rent	(3,708)	(6,884)	(974)	(2,085)	(8,392)
Bad debt expense	323	136	216	28	176
Financing expense, net	11,292	11,805	3,524	3,777	15,598
Financing income, net	(21)	(11)	(7)	(10)	(18)
Interest income from note receivable, net	(1,968)	(2,377)	—	(948)	(3,366)
Changes in assets and liabilities:
Restricted cash	1,508	(955)	314	157	(835)
Rents and other receivables	(717)	(987)	286	55	(869)
Prepaid expenses and other assets	(2,484)	(849)	523	283	(252)
Accounts payable and accrued liabilities	3,009	844	4,559	3,295	(294)
Rental security deposits	365	1,156	308	(52)	1,501
Other liabilities	(164)	1,401	(360)	462	1,375
Lease incentive additions	(621)	(572)	(349)	113	(930)
Net cash provided by operating activities	28,899	20,803	13,882	13,453	27,939
Cash Flows from Investing Activities:
Acquisitions of investment properties	—	(191,689)	—	(8,953)	(191,924)
Improvements to investment properties	(21,894)	(26,534)	(6,949)	(6,919)	(37,561)
Proceeds from sales of investment properties, net	30,959	1,393	9,502	1,393	1,393
Investments in real estate loans receivable	—	(5,850)	—	(5,850)	(5,850)
Insurance proceeds for property damages	294	—	36	—	—
Principal repayments on real estate securities	—	333	—	—	333
Investment in unconsolidated joint venture	(2,761)	(58,386)	(1,081)	(1,627)	(58,986)
Distribution of capital from available for sale asset	—	—	—	—	2,179
Finance income received	1,825	1,943	7	708	2,725
Extension fee on real estate loans receivable	—	935	—	830	935
Funding of restricted cash for development obligations	(4,643)	—	(4,643)	—	—
Net cash provided by (used in) investing activities	3,780	(277,855)	(3,128)	(20,418)	(286,756)
Cash Flows from Financing Activities:
Proceeds from notes payable	51,182	272,637	11,476	10,670	307,254
Principal payments on notes payable	(30,314)	(34,043)	(298)	(155)	(59,203)
Payments of deferred financing costs	(297)	(3,621)	(248)	2	(4,117)
Interest paid	(9,227)	(9,158)	(2,914)	(3,230)	(12,258)
Non-controlling interests contributions	751	2,437	391	930	2,586
Distributions to non-controlling interests	(5,971)	(157)	(1,930)	—	(157)
Distributions to Owner	(76,719)	(147,562)	(36,188)	(21,738)	(165,520)
Contributions from Owner	38,896	156,679	10,171	22,698	172,324
Net cash (used in) provided by financing activities	(31,699)	237,212	(19,540)	9,177	240,909
Net increase (decrease) in cash and cash equivalents	980	(19,840)	(8,786)	2,212	(17,908)
Cash and cash equivalents, beginning of period	17,276	35,184	27,042	13,132	35,184
Cash and cash equivalents, end of period	$18,256	$15,344	$18,256	$15,344	$17,276
Supplemental Disclosure of Cash Flow Information:
Supplemental Disclosure of Noncash Investing and Financing Activities:
Increase in accrued improvements to real estate	$—	$47	$—	$—	$3,095
Increase in development obligations	$4,643	$—	$4,643	$—	$—
Mortgage debt assumed in connection with real estate acquisition (at fair value)	$—	$24,793	$—	$—	$24,793
Application of escrow deposits to acquisition of real estate	$—	$13,000	$—	$—	$13,000
Liabilities assumed in connection with acquisition	$—	$207	$—	$—	$—
See accompanying notes to interim pro forma consolidated financial statements.

KBS SOR BVI HOLDINGS LTD
NOTES TO INTERIM PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2015
(unaudited)

1.	ORGANIZATION
KBS SOR BVI Holdings LTD (the “Company”) was incorporated on December 18, 2015 as a private company limited by shares according to the BVI Business Companies Act, 2004. The Company is authorized to issue a maximum of 50,000 common shares with no par value. Upon incorporation the Company issued one certificate containing 10,000 common shares with no par value.
The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate-related loans.
The Company is a wholly-owned subsidiary of KBS Strategic Opportunity Limited Partnership (the "Operating Partnership", the "Owner" or "Controlling Shareholder"), a Delaware limited partnership formed on December 10, 2008. KBS Strategic Opportunity REIT, Inc. ("KBS REIT" or "Parent Company"), a Maryland corporation formed on October 8, 2008, is the sole general partner of, and owns a 0.1% partnership interest in, the Operating Partnership. KBS Strategic Opportunity Holdings LLC ("REIT Holdings"), a Delaware limited liability company incorporated on December 9, 2008, owns the remaining 99.9% interest in the Operating Partnership and is its sole limited partner. KBS REIT is the sole member and manager of REIT Holdings. The Company is a wholly-owned subsidiary of KBS REIT.
Acquisition of investments from the Operating Partnership (controlling shareholder) and presentation of pro forma consolidated financial statements
Concurrent with the placement of bonds of the Company and the admission of the Company's bonds to trading on the Tel-Aviv Stock Exchange, the Company (through a subsidiary) is to acquire real estate projects (assets and liabilities) from the transferring entities (the transferring entities) that are controlled by the Controlling Shareholder before and after the above transfer (the Acquisition). In consideration for the Acquisition, the Company is to issue 10,000 common shares with no par value to the Operating Partnership.
As of September 30, 2015, the Operating Partnership owned 10 office properties, one office campus consisting of nine office buildings, one office portfolio consisting of four office buildings and 37 acres of undeveloped land, one office portfolio consisting of three office properties, one retail property, two apartment properties, two investments in undeveloped land encompassing an aggregate of 1,670 acres, one first mortgage loan and two investments in unconsolidated joint ventures.
As of the consolidated financial statements approval date, the acquisition agreements between the Company and the transferring entities remain unsigned.
The Acquisition is conditional on and will be preceded by a series of various approvals and consents. The related consents will be executed at the time of the Acquisition.
Since the Company is acquiring these operations from the transferring entities, which are controlled by the same controlling shareholder of the Company before and after the Acquisition, the Acquisition is not a business combination within the scope of IFRS 3. The Company is accounting for the Acquisition in a manner similar to a pooling of interests. Accordingly, the Company has prepared pro forma consolidated financial statements specifically for the purpose of an Initial Public Offering (IPO) of the Company's bonds on the Tel-Aviv Stock Exchange to reflect the Acquisition as if it had occurred at the beginning of the earliest period presented (January 1, 2012). Thus, the pro forma consolidated financial statements comprise the pro forma consolidated financial position and results of operations of the Company and of the operations acquired from the transferring entities. For certain projects that were acquired by the transferring entities subsequent to January 1, 2012, the pro forma consolidated financial statements reflect the net assets (liabilities) of these projects and the activities from the dates those projects were acquired by the transferring entities.

KBS SOR BVI HOLDINGS LTD
NOTES TO INTERIM PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
September 30, 2015
(unaudited)

2.	PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION
The interim pro forma consolidated financial statements have been prepared in accordance with IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.
The significant accounting policies and methods of computation adopted in the preparation of the interim pro forma consolidated financial statements are consistent with those followed in the preparation of the annual pro forma consolidated financial statements.

3.	INVESTMENT IN JOINT VENTURE
On December 23, 2013, the Company, through an indirect wholly owned subsidiary, entered into an agreement with SREF III 110 William JV, LLC (the “110 William JV Partner”) to form a joint venture, KBS SOR SREF III 110 William, LLC (the “110 William Joint Venture”). On May 2, 2014, the 110 William Joint Venture acquired an office property containing 928,157 rentable square feet located on approximately 0.8 acres of land in New York, New York. Each of the Company and the 110 William JV Partner holds a 60% and 40% ownership interest in the 110 William Joint Venture, respectively. Since decisions regarding some relevant operations and financial policies with respect to the 110 William Joint Venture require approval from both members, the Company has joint control with its partner and accordingly, has accounted for its investment in the 110 William Joint Venture under the equity method of accounting. Contributions are generally allocated based on the members’ respective equity interests. Income, losses, and distributions are allocated according to the terms as described in the joint venture agreement (the “waterfall mechanism”).
The Company does not attach the financial statements of KBS SOR SREF III 110 William, LLC, since its reports are insignificant to the Company's financial statements and do not add more information to the contained below:
Summarized information about the statement of financial position and the statement of profit of KBS SOR SREF III 110 William, LLC (100%) (in thousands) (1):

	September 30,		December 31,
	2015	2014	2014
	Unaudited		Audited
Current assets	$12,933	$10,991	$11,067
Non-current assets (investment property)	405,700	322,200	325,800
Current liabilities	5,740	4,134	5,809
Non-current liabilities (*)	161,991	166,674	165,500

Equity	$250,902	$162,383	$165,558
Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$135,370	$94,444	$96,068
_____________________
(*) As of September 30, 2015, non-current liabilities includes a first mortgage loan of $139,092 thousand bearing interest at a fixed rate of 4.8% per annum maturing on July 6, 2017 and a mezzanine loan of $20,000 thousand bearing interest at a fixed rate of 9.5% per annum and maturing on July 6, 2017.

KBS SOR BVI HOLDINGS LTD
NOTES TO INTERIM PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
September 30, 2015
(unaudited)

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2015	2014	2015	2014	2014
	Unaudited				Audited
	US$ thousands
Revenues	$24,160	$12,628	$8,634	$7,616	$20,544
Gross profit	$11,775	$6,614	$4,424	$3,840	$10,209
Operating profit (*)	$85,052	$55,609	$78,171	$54,026	$59,361
Net profit (*)	$80,744	$53,028	$76,630	$52,443	$55,203
Share of profit from joint venture (Based on the waterfall mechanism)	$36,541	$28,831	$34,564	$28,480	$29,855
(*)Includes revaluation of investment property	$74,230	$49,305	$74,230	$50,295	$49,478
_____________________
(1) The Company holds 60% of KBS SOR SREF III 110 William, LLC.

4.	SIGNIFICANT EVENTS DURING THE REPORTING PERIOD
Condemnation Agreements
During the nine months ended September 30, 2015, the Company received $5.9 million in proceeds from condemnation agreements.
Disposition of 1635 N. Cahuenga
On March 11, 2015, the Company sold the 1635 N. Cahuenga Building for $16.4 million less credits and closing costs.
Disposition of Richardson Portfolio Undeveloped Land
During the nine months ended September 30, 2015, the Company sold an aggregate of 14.3 acres of undeveloped land in the Richardson Portfolio for $6.2 million less credits and closing costs. In connection with the sale, the Company conveyed 11.7 acres of the non-developable land in the Richardson Portfolio and Richardson Land II and contributed $4.6 million for the funding of certain infrastructure development costs to a non-profit owners association.
University House First Mortgage
On June 30, 2015, the University House First Mortgage matured without repayment.  As a result, on July 1, 2015, the Company provided noticed to the borrower of default and may commence foreclosure proceedings on, or otherwise take title to, the property securing the University House First Mortgage.
Fair value of Notes and Bonds Payable
During the nine months ended September 30, 2015, there were no significant changes to the fair value of notes and bonds payable beyond any changes related to additional borrowings or principal repayments.

5.	SUBSEQUENT EVENTS
Sale of Richardson Land
On November 2, 2015, the Company sold an aggregate of 11.6 acres of undeveloped land in the Richardson Portfolio and Richardson Land II for $14.3 million less credits and closing costs. The purchaser is not affiliated with the Company or the KBS Capital Advisors LLC, KBS REIT’s external advisor.